Exhibit 99.1

Vision Innovation Speed Performance InterDigital Communications Corporation Annual Meeting of Shareholders June 7, 2007

2 © 2007 InterDigital Communications Corporation. All rights reserved. This presentation contains forward-looking statements regarding InterDigital’s current beliefs, plans and expectations as to: (i) our strategy; (ii) our future growth potential in cash flow; (iii) our projected second quarter 2007 recurring revenues; (iv) future global mobile device sales and market opportunities; (v) growth in our 3G patent licensing program; (vi) our ability to secure patents covering essential elements of the wireless standards; (vii) our schedule for the delivery of engineering samples of our dual mode 2G/3G HSDPA/HSUPA modem ASIC; (viii) our ability to complete our ASIC as a commercial offering by the end of 2007; (ix) the competitive advantages of our ASIC and PC card reference platform; and (x) our ability to enter into IP agreements associated with our ASIC offering. Such statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors including, but not limited to: (i) the market relevance of our technologies and changes in technology preferences of strategic partners or consumers; (ii) unanticipated technical or resource difficulties or delays related to further development of our technologies and products; (iii) our ability to leverage or enter into new customer agreements or strategic relationships; (iv) our ability to enter into additional patent license agreements; (v) changes in expenses related to our technology offerings and operations; (vi) potential difficulties in the production of ASIC samples; (vii) whether we have the appropriate financial assets and/or cash flows to support debt; (viii) unfavorable outcomes in patent disputes; (ix) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and (x) changes or inaccuracies in market projections.

Shaping the Future of Digital Wireless Technologies

Invent Wireless Technologies → **Contribute to Standards** → **License Patents** → **Develop Wireless Products**

30+ Year Digital Cellular Technology Pioneer
Thousands of patents worldwide
Inventions used in every mobile device

Key Contributor to Standards
2G, 3G, and the future – 4G and beyond
Wireless LAN & Mobility/Convergence

Highly Successful Licensor
Patents have generated over $1 billion in cash
Licensing leading manufacturers

Provider of Complete 3G Modems
Validated solutions moving to silicon
Synergy with patent licensing

InterDigital®

© 2007 InterDigital Communications Corporation. All rights reserved.

3

4 © 2007 InterDigital Communications Corporation. All rights reserved. 0 200 400 600 800 1,000 1,200 2004 2005 2006 2007 2008 2009 2010 2G/ 2.5G 3G (CDMA) 3G (WCDMA) Source: Strategy Analytics, October 2006 The Mobile Device Market Opportunity 0 100 200 300 400 500 600 700 800 2004 2005 2006 2007 2008 2009 2010 3G (CDMA) 3G (WCDMA) Over 1.2 Billion Mobile Devices Expected to Ship by 2010 Sixty Percent of Mobile Devices Expected to be 3G by 2010 Our Goal - Secure Cash Flow On Every 3G Mobile Device Millions of units

5 © 2007 InterDigital Communications Corporation. All rights reserved. Innovation Drives Patent Licensing Success Strong Patent Portfolio Covering 2G and 3G Cellular 3,000+ Patents Issued in U.S and Worldwide Continuing to secure new patents covering essential elements of wireless standards Ranked No. 94 among companies worldwide with patents issuing from USPTO Over $1 billion in cash generated by patent program Major Accomplishments for 2006 LG Electronics - $285 million - new 2G/3G licensee Nokia - $253 million - royalty dispute resolved Samsung - $134 million arbitration award Very solid and growing position in 3G market 30 - 40% of WCDMA and cdma2000® mobile devices licensed

6 © 2007 InterDigital Communications Corporation. All rights reserved. P&L Trend Recurring revenue increased 31% over last 18 months Quarterly Recurring Revenue (millions) 0 10 20 30 40 50 60 Q4 05 Q2 07* Recurring patent license royalty revenue Technology solutions revenue * Q2 amounts represent midpoint of May 23, 2007 guidance

7 © 2007 InterDigital Communications Corporation. All rights reserved. Solid Recurring Revenue Base * Excludes revenues for past sales $0 $10 $20 $30 $40 $50 $60 $70 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Est. Recurring Royalties * Tech Solutions Q2 Forecast $ in Millions 2006 2005 2007 $52.5 - $54 million

8 © 2007 InterDigital Communications Corporation. All rights reserved. Strong Free Cash Flow Drives Shareholder Value $0 $50 $100 $150 $200 $250 $300 2003 2004 2005 2006 2007 Cash & Short-term Investments Solid Balance Sheet $0 $50 $100 $150 $200 $250 $300 2003 2004 2005 2006 Q1 2007 Share Repurchases Development Expense $ in Millions $ in Millions * As of April 30, 2007 * Investing in the Business March 31

Moving IP to Silicon Brings New Opportunities


2005
2006
2007
2008
IP Blocks
Full Modem Solution
ASICs

Provides Validation	**Broadens Market Opportunity**	**Can Drive Significant Value**
NXP *(formerly Philips)*: 3G HSDPA ASIC design **Infineon**: WCDMA and HSDPA terminal unit protocol stack	**General Dynamics**: 3G WCDMA modem	**InterDigital**: 2G/3G Dual Mode baseband ASICS with HSDPA/HSUPA

InterDigital®

© 2007 InterDigital Communications Corporation. All rights reserved.

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10 © 2007 InterDigital Communications Corporation. All rights reserved. 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2002 2003 2004 2005 2006 2007 2008 2009 2010 2G 3G / Wireless Broadband Basic Mobile Phones Basic Mobile Phones Feature/Smart Phones Feature/Smart Phones Data Data-Centric Centric Devices Devices Projected Annual Mobile Device Shipments (M units) Mobile Device Market Opportunity Emerging data-centric segment reaches 400M units in 2010 Emerging data-centric segment reaches 400M units in 2010 Feature phones exceed 1B units and smart phones reach 250M units in 2010 Feature phones exceed 1B units and smart phones reach 250M units in 2010 Plays to our strengths in high performance modem technology Source: Strategy Analytics, October 2006

11 © 2007 InterDigital Communications Corporation. All rights reserved. Optimized solutions for distinct market segments 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2002 2003 2004 2005 2006 2007 2008 2009 2010 High Performance Modem Technology High Performance Modem Technology Baseband Designs Dual Mode Modem Technology (IP) Protocol Software Basic Mobile Phones Feature / Smart Phones Data-Centric Devices Enabling semiconductor suppliers to compete in the feature / smart phone market with highperformance modem technology Enabling data-centric specialty device manufacturers with high-performance baseband chip and reference designs Complete Dual Mode Baseband Chip Baseband Chip Reference Platforms IP validated in silicon Source: Strategy Analytics, October 2006

12 © 2007 InterDigital Communications Corporation. All rights reserved. Strong Presence at 3GSM World Congress

13 © 2007 InterDigital Communications Corporation. All rights reserved. High-Performance Baseband ASIC

14 © 2007 InterDigital Communications Corporation. All rights reserved. High-Performance Reference Platform for PC Card

15 © 2007 InterDigital Communications Corporation. All rights reserved. Our Dual Mode Chip is Highly Competitive Among first to market with complete dual mode chip featuring high performance HSDPA and HSUPA Advanced receiver technology and antenna diversity deliver superior data speeds, coverage, and capacity Flexible hardware centric design is optimized for better battery life Highly competitive size and cost

Wireless Convergence is Here



Multi-featured devices
MDM
LBS
DVB-H
MBMS
New Usage Models
Convergence
Multiple Wireless Technologies
All IP
IMS
Seamless mobility
2G,3G,LTE
WLAN,
WiMAX

Converged Network with
- All IP core network
- IMS applications
- Access through multiple radio technologies

+

Converged Device with
- Multiple radio technologies
- Multiple functions (e.g. cellular phone, web browser, music player, etc.)

=

Need for **mobility and inter-technology handover**

InterDigital
© 2007 InterDigital Communications Corporation. All rights reserved.
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Mobility Requirements for Convergence


VoIP Server
Instant Messaging Server
IMS
Gaming Server
Internet
WLAN 802.11
Mobility
WiMax 802.16
Converged Device
Mobile UMTS
Converged Device

- **Seamless mobility** between multiple radio technologies
- **Always connected** to IMS and web services
- **No user intervention** required
- **IP based protocols** for mobility

InterDigital
© 2007 InterDigital Communications Corporation. All rights reserved.
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InterDigital Plays Leading Role in IEEE 802.21

- Thirty years of experience as developer of advanced wireless communication technologies and products
- Actively shaping the evolution of the industry through participation in IEEE, IETF, academic conferences, 3GPP, and 3GPP2
- Founding and leading contributor to IEEE 802.21 standards
- Chosen by SK Telecom to develop an 802.21 handover solution between WiBro and UMTS

InterDigital
© 2007 InterDigital Communications Corporation. All rights reserved.
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19 © 2007 InterDigital Communications Corporation. All rights reserved. Future Growth Potential in Cash Flow $800 $600 $400 $200 $1.00 $1,200 $900 $600 $300 $1.50 $1,600 $1,200 $800 $400 $2.00 Annual Gross Margin Potential in 2010 ($ millions) 25% 50% 75% 100% Essential patent position drives market penetration Product drives value per device Today we derive cash flow on 30 - 40% of 3G mobile devices sold Gross Margin = Royalties + Chip Sales - COGS

20 © 2007 InterDigital Communications Corporation. All rights reserved. What to Look for in 2007 3G licenses Add new 3G licensees Build momentum for 2008 and beyond Product development initiative goals IP Agreements Engineering samples by end of summer Commercial offering by end of year Leveraging capital Future technology development for 4G and beyond Product development around ASICs Opportunities to create additional shareholder value

Vision Innovation Speed Performance Q & A